SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549



                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    OCTOBER 28, 1997
                                                 ----------------------

                       MARSHALLTOWN FINANCIAL CORPORATION
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware                0-23352              42-1413971
   ---------------------------      ----------           ------------
(State or other jurisdiction       (Commission         (IRS Employer
 of incorporation)                  File Number)         Identification No.)


           303 West Main Street, Marshalltown, Iowa        50158
           -----------------------------------------      ------
          (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code (515)754-6000
                                                         ------------


         -----------------------------------------------------------
       (Former name or former address, if changed since last report.)


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Item 5.   Other Events
          -------------

          A press release announcing quarterly and year-end results was issued October 28, 1997. A copy is attached as Exhibit 99.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

              99.  Press release dated October 28, 1997.


Signature


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MARSHALLTOWN FINANCIAL CORPORATION


October 28, 1997                   /s/ "William C. Gross"
----------------                   ----------------------
Date                               William C. Gross
                                   Executive Vice President and
                                   Chief Financial Officer



October 28, 1997                   /s/ "Judy L. Roberts"
----------------                   ----------------------
Date                               Vice President and Treasurer